CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leonard MacMillan, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the Quarterly Report on Form 10-Q of Trend Technology Corporation for the period ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trend Technology Corporation.

Dated:  November 13, 2008

/s/Leonard MacMillan

Leonard MacMillan,

President, C.E.O. and C.F.O.

(Principal Executive Officer, Principal

Financial Officer and Principal

Accounting Officer)